                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                               December 21, 1998
             ----------------------------------------------------
               Date of Report (Date of earliest event reported)



             Imperial Credit Commercial Mortgage Investment Corp.
          ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Maryland                          000-23089                     95-4648345
-------------------------------        --------------------         ----------------------
  State or other jurisdiction               (Commission                  (IRS Employer
      of incorporation)                     File Number)               Identification No.)


           11601 Wilshire Blvd., Suite 2080, Los Angeles, CA  90025
         ------------------------------------------------------------
            (Address of principal executive offices)    (Zip Code)



                                (310) 231-1280
                      -----------------------------------
                        (Registrant's telephone number)

ITEM 5.  OTHER EVENTS.

     On December 21, 1998, Imperial Credit Commercial Mortgage Investment Corp. (the Registrant") issued a press release reporting the declaration of a $0.33 dividend for the quarter ending December 31, 1998. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


ITEM 7.  EXHIBIT

     Exhibit 99.1  Press release of the Registrant, dated December 21, 1998

                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


             IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.



             By:                  /s/  MICHAEL MELTZER
                ----------------------------------------------------------------
                     Michael Meltzer, Chief Financial Officer and Treasurer


Dated:  December 22, 1998

                                 EXHIBIT INDEX

      EXHIBIT
        NO.                                 DESCRIPTION
        ---                                 -----------
       99.1             Press release of the Registrant dated December 21, 1998